SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 29, 2012

CROWN DYNAMICS CORP.
(Exact name of registrant as specified in its charter)

Delaware	333-169501	98-0665018
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)

c/o Jeffrey Rassas
8399 E. Indian School Rd., Suite 202
Scottsdale, AZ 85251
Tel. 480-463-4246
 (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

c/o Delaware Intercorp, Inc.
113 Barksdale Professional Center
Newark, DE 19711
Tel. 302-266-9367
(Name, address, including zip code, and telephone number,
Including area code, of agent for service)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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CROWN DYNAMICS CORP.
Form 8-K
Current Report

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On August 23, 2012, the Crown Dynamics Corp. (“Company”) entered into a Non-Exclusive License Agreement (the “Agreement”) with Zorah Technology, LLC (“Zorah”). The license required a one-time issuance of two hundred thousand (200,000) shares of restricted common stock of the Company in exchange for non-exclusive rights to Zorah's technology for development and distribution worldwide of Zorah's technologies, which include a wireless technology to remotely monitor senior citizens and special needs adults, as well as the development of a transdermal blood sugar monitoring unit, which will allow people to take their blood sugar levels without pricking themselves. This Non-Exclusive License Agreement is meant to modify the existing license agreement originally entered into by the Company and Zorah on January 20, 2012, incorporated by reference as an exhibit to the 8-K filed with the Securities and Exchange Commission on January 23, 2012. As a result of this modification, the 15,125,000 common shares issued pursuant to the January 20, 2012 Agreement shall be cancelled and returned to treasury.

The foregoing summary description of the terms of the Agreement with Zorah may not contain all information that is of interest to the reader. For further information regarding the terms and conditions of the Agreement, this reference is made to such agreement, filed as Exhibit 10.1 to Form 8-K filed August 24, 2012, and is incorporated herein by this reference.

ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION

The information provided in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

ITEM 3.02 UNREGISTERED SHARES OF EQUITY SECURITIES

The information provided in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02.

Exemption From Registration. The shares of Common Stock referenced herein were issued in reliance upon the exemption from securities registration afforded by the provisions of Section 4(2) of the Securities Act of 1933, as amended, (“Securities Act”), and/or Regulation D, as promulgated by the U.S. Securities and Exchange Commission under the Securities Act, based upon the following: (a) each of the persons to whom the shares of Common Stock were issued (each such person, an “Investor”) confirmed to the Company that it or he is an “accredited investor,” as defined in Rule 501 of Regulation D promulgated under the Securities Act and has such background, education and experience in financial and business matters as to be able to evaluate the merits and risks of an investment in the securities, (b) there was no public offering or general solicitation with respect to the offering of such shares, (c) each Investor was provided with certain disclosure materials and all other information requested with respect to the Company, (d) each Investor acknowledged that all securities being purchased were being purchased for investment intent and were “restricted securities” for purposes of the Securities Act, and agreed to transfer such securities only in a transaction registered under the Securities Act or exempt from registration under the Securities Act and (e) a legend has been, or will be, placed on the certificates representing each such security stating that it was restricted and could only be transferred if subsequently registered under the Securities Act or transferred in a transaction exempt from registration under the Securities Act.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d)Exhibits

Exhibit No.	Description of Exhibit	Filing
10.1	Agreement between Crown Dynamics Corp. and Zorah Technology, LLC dated August 23, 2012	Incorporated by reference as Exhibit Filed on Form 8-K on August 24, 2012

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CROWN DYNAMICS CORP.
Date: August 31, 2012	By: /s/ Jeffrey Rassas
Jeffrey Rassas
Chief Executive Officer

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